April 6, 2006

McCARTHY MULTI-CAP STOCK FUND

A Series of the Advisors Series Trust

Supplement to
Prospectus and Statement of Additional Information
Each dated October 28, 2005

Effective April 6, 2006, the Fund’s advisor, McCarthy Group Advisors, LLC (the “Advisor”) has agreed to reduce its management fee from 0.95% of the Fund’s average daily net assets to 0.75% on the first $20 million of the Fund’s average daily net assets and 0.60% on average daily net assets over $20 million.

In addition, the Advisor has contractually agreed to lower the Fund’s Net Annual Fund Operating Expense limit from 1.25% to 1.15%.

1. The expense table and example below replaces the expense table and example on page 5 of the Prospectus:

Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. There are two types of expenses involved: shareholder transaction expenses (such as sales loads) and annual operating expenses (such as investment advisory fees). The Fund is a no-load mutual fund that has no shareholder transaction expenses.

Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee [1]	0.75%
Distribution and Service (12b-1) Fee	0.00%
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.27%
Fee Reduction and/or Expense Reimbursement [2]	(0.12%)
Net Annual Fund Operating Expenses	1.15%
_________________
[1]
Effective April 6, 2006, the Advisor reduced its management fee from 0.95% of the Fund’s average daily net assets to 0.75% on the first $20 million of the Fund’s average daily net assets and 0.60% on average daily net assets over $20 million. The management fee has been restated to reflect the current fee.

[2]
The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for at least the period shown in the example below and for an indefinite period thereafter to ensure that Net Annual Fund Operating Expenses (excluding interest and tax expense) will not exceed 1.15% per year until such contractual arrangement is terminated by the Board of Trustees of the Trust. During the prior fiscal year, the Advisor limited Net Annual Fund Operating Expenses to 1.25%. The expenses above are presented as if the new expense waiver (i.e., lower Net Annual Fund Operating Expenses) was in effect for the previous fiscal year. If the Fund’s expenses are less than the limit agreed to by the Fund, the Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund for up to three years from the date the expense was incurred. The Trustees may terminate this expense reimbursement arrangement at any time.

Example

This example is intended to help you compare the costs of investing in Institutional Class shares of the Fund to those of investing in other mutual funds. Of course, your actual costs may be higher or lower. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund’s operating expenses (as a percentage of net assets) remain the same. This example is based on Net Annual Fund Operating Expenses as set forth in the above table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,397

2. Under the “Management of the Fund” section, on page 10 of the Prospectus and under “The Fund’s Investment Advisor” section on page B-22 of the Statement of Additional Information add the following information:

Starting April 6, 2006, the management fee paid to the Advisor will be calculated as follows:

0.75% on Fund’s average daily net assets up to $20 million
0.60% on Fund’s average daily net assets over $20 million

Please retain this Supplement with your Prospectus.

The date of this Supplement is April 6, 2006.